Investment Portfoliosas of November 30, 2023 (Unaudited)
DWS Multi-Asset Conservative Allocation Fund
	Shares	Value ($)

Equity — Equity Funds 29.9%
DWS Core Equity Fund "Institutional" (a)	214,150	6,625,802
DWS Emerging Markets Equity Fund "Institutional" (a)	134,049	2,253,367
DWS ESG Core Equity Fund "Institutional" (a)	319,571	6,228,429
DWS RREEF Global Infrastructure Fund "Institutional" (a)	65,519	955,923
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	49,147	317,489
DWS RREEF Real Estate Securities Fund "Institutional" (a)	85,458	1,671,558
DWS Small Cap Core Fund "S" (a)	15,303	669,974
Total Equity — Equity Funds (Cost $13,493,213)		18,722,542

Equity — Exchange-Traded Funds 8.1%
iShares Core MSCI Europe ETF	29,779	1,569,651
iShares MSCI Japan ETF	26,574	1,663,798
iShares MSCI Pacific ex Japan ETF	14,161	577,911
SPDR S&P Emerging Asia Pacific ETF	9,576	957,415
SPDR S&P Global Natural Resources ETF	5,705	317,255
Total Equity — Exchange-Traded Funds (Cost $4,480,557)		5,086,030

Fixed Income — Bond Funds 7.1%
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	106,699	613,517
DWS High Income Fund "Institutional" (a)	905,965	3,859,411
Total Fixed Income — Bond Funds (Cost $4,390,663)		4,472,928

Fixed Income — Exchange-Traded Funds 51.9%
iShares GNMA Bond ETF	184,081	7,889,712
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,951	3,183,492
iShares JP Morgan USD Emerging Markets Bond ETF	48,387	4,154,992
iShares TIPS Bond ETF	11,935	1,255,442
iShares U.S. Treasury Bond ETF	305,918	6,861,741
Vanguard Intermediate-Term Corporate Bond ETF	73,444	5,771,964
Vanguard Total International Bond ETF	69,713	3,431,971
Total Fixed Income — Exchange-Traded Funds (Cost $34,011,539)		32,549,314

	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.1%
U.S. Treasury Obligations
U.S. Treasury Bills, 5.313% (b), 3/21/2024 (c) (Cost $98,362)	100,000	98,387

	Shares	Value ($)

Fixed Income — Money Market Funds 3.0%
DWS Central Cash Management Government Fund, 5.38% (a) (d) (Cost $1,871,522)	1,871,522	1,871,522

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $58,345,856)	100.1	62,800,723
Other Assets and Liabilities, Net	(0.1)	(76,233)
Net Assets	100.0	62,724,490
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended November 30, 2023 are as follows:
Value ($) at 8/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 11/30/2023	Value ($) at 11/30/2023
Equity — Equity Funds 29.9%
DWS Core Equity Fund “Institutional” (a)
5,579,314	844,788	—	—	201,700	13,888	—	214,150	6,625,802
DWS Emerging Markets Equity Fund “Institutional” (a)
2,214,492	—	—	—	38,875	—	—	134,049	2,253,367
DWS ESG Core Equity Fund “Institutional” (a)
5,812,453	420,700	126,400	20,035	101,641	—	—	319,571	6,228,429
DWS RREEF Global Infrastructure Fund “Institutional” (a)
923,409	4,239	—	—	28,275	4,239	—	65,519	955,923
DWS RREEF Global Real Estate Securities Fund “Institutional” (a)
—	311,100	—	—	6,389	—	—	49,147	317,489
DWS RREEF Real Estate Securities Fund “Institutional” (a)
1,294,636	345,268	—	—	31,654	6,868	—	85,458	1,671,558
DWS Small Cap Core Fund “S” (a)
667,373	—	—	—	2,601	—	—	15,303	669,974
Fixed Income — Bond Funds 7.1%
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
624,378	2,994	—	—	(13,855)	2,994	—	106,699	613,517
DWS High Income Fund “Institutional” (a)
3,798,733	59,435	—	—	1,243	59,435	—	905,965	3,859,411
Fixed Income — Money Market Funds 3.0%
DWS Central Cash Management Government Fund, 5.38% (a) (d)
1,107,921	4,766,368	4,002,767	—	—	16,813	—	1,871,522	1,871,522
22,022,709	6,754,892	4,129,167	20,035	398,523	104,237	—	3,767,383	25,066,992

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Annualized yield at time of purchase; not a coupon rate.
(c)	At November 30, 2023, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
TIPS: Treasury Inflation-Protected Securities

At November 30, 2023, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/19/2024	11	1,196,709	1,207,766	11,057
S&P 500 E-Mini Index	USD	12/15/2023	1	216,052	228,837	12,785
Total unrealized appreciation						23,842
Currency Abbreviation(s)

USD	United States Dollar
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$18,722,542	$—	$—	$18,722,542
Equity — Exchange-Traded Funds	5,086,030	—	—	5,086,030
Fixed Income — Bond Funds	4,472,928	—	—	4,472,928
Fixed Income — Exchange-Traded Funds	32,549,314	—	—	32,549,314
Government & Agency Obligations	—	98,387	—	98,387
Fixed Income — Money Market Funds	1,871,522	—	—	1,871,522
Derivatives (a)
Futures Contracts	23,842	—	—	23,842
Total	$62,726,178	$98,387	$—	$62,824,565

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
Derivatives
The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of November 30, 2023 categorized by the primary underlying risk exposure.
Primary Underlying Risk Disclosure	Futures Contracts
Equity Contracts	$12,785
Interest Rate Contracts	$11,057

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DMACAT-PH1
R-080548-2 (1/25)